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                                                                   EXHIBIT 10.10

                      SECOND AMENDMENT OF LEASE AGREEMENTS
                                 BY AND BETWEEN
                             EASTRIDGE BUSINESS PARK
                          AND SALIVA DIAGNOSTIC SYSTEMS

Those certain leases dated JANUARY 13, 1992, OCTOBER 2, 1992, MAY 19, 1994 and the First Amendment Dated SEPTEMBER 6, 1995, by and between EastRidge Business Park, as Landlord, and Saliva Diagnostic Systems as Tenant, for the premises located at 11719 NE. 95th ST., Suite(s) #A, F, G & H, and 11800 NE. 95th ST., Suite 230, Vancouver, WA 98682 is hereby amended solely as hereinafter described:

Effective the following lease provisions are amended as follows:

d. Suite(s) 11719 NE. 95th ST., A, F, G, H & K and 11800 NE. 95th ST., Suite 230

e. Premises Area: (Exhibit A) 12,153 square feet
Office: 9133 square feet Warehouse: 3,020 square feet

f. Project area: 49,207 square feet

g. Premises Percent of Project: 8.14%

h. Term of Lease:  Commencement:               June 22, 1996
                   Expiration:                 August 31, 2002
                   Number of Months:           74.5
                   Due date of first payment:  Upon commencement of lease

i. Base Monthly Rent: $10,492.00

j. Rent Adjustment (initial one):
   2) Step Increase.  The step adjustment provisions of 4.2.2 apply as follows:

      Effective Date of Rent Increase:            New Base Monthly Rent:
               September 1, 1996                        $11,017.00
               September 1, 1997                         11,567.00
               September 1, 1998                         12,146.00
               September 1, 1999                         12,753.00

k. Tenant's Estimated Monthly Expense:

   Expense Rate per Square Foot              $.18
   Premises Area in Square Feet            12,153
                                        ---------
   Tenant's Estimated Monthly Expenses  $2,188.00

l. Prepaid Rent (Section 5):

   First Month's Rent                    $10,492.00
   One Month's Estimated Expenses          2,188.00
                                         ----------
   TOTAL PREPAID RENT, DUE JULY 1, 1996  $12,680.00

n. Deposit Due Upon Execution of Lease:

   Total Prepaid Rent N/A                   $0
   Total Security Deposit on File   $12,604.00
   Non-refundable Cleaning Fee       $1,200.00
                                    ----------
   Total deposit                    $13,804.00
   Less previous security deposit   (12,604.00)
   Less previous cleaning deposit   ($1,000.00)

   TOTAL AMOUNT DUE UPON LEASE EXECUTION $200.00

Except as herein amended, all other terms and conditions of the original lease and all other amendments to the lease shall remain in full force.

Agreed this 14th day of June, 1996.

             LANDLORD                                    TENANT
  Orville D. and Alberta J. Yearout          Saliva Diagnostic Systems, Inc.
     dba Eastridge Business Park

      /s/ ORVILLE D. YEAROUT                    /s/ RONALD L. LEALOS
---------------------------------------  ---------------------------------------
        Orville D. Yearout                    Ronald Lealos - President

      /s/ ALBERTA J. YEAROUT
---------------------------------------
        Alberta J. Yearout

    By:  /s/ PATRICIA J. BISHOP
---------------------------------------
        Patricia J. Bishop
         ATTORNEY IN FACT